Exhibit 10.1(e)

AMENDMENT NO. 7 TO

THE AMENDED AND RESTATED FUJITSU DISTRIBUTION

AGREEMENT DATED DECEMBER 21, 2005

This AMENDMENT NO. 7 (this “Amendment No. 7” ) to the Amended and Restated Fujitsu Distribution Agreement dated December 21, 2005, as amended effective as of October 1, 2007, September 30, 2008, January 15, 2009, February 23, 2009, April 23, 2009, and June 25, 2009, originally entered into between Spansion Inc., a Delaware corporation (“Spansion”), and Fujitsu Limited, a Japanese corporation (“Fujitsu”), and succeeded to by Fujitsu Microelectronics Limited, a Japanese corporation (“FML”), effective as of March 21, 2008 (the “Agreement”), is entered into as of the dates set forth below and effective as of October 30, 2009.

Whereas, Spansion and FML wish to further modify the Agreement, it is agreed that the Agreement shall be amended as follows:

1.	The following shall be added as Section 15.5 Spansion MirrorBit ORNAND™ Product Warranty of the Agreement:

Notwithstanding Section 15.1 (“Spansion Product Warranty”) or any other provision contained in this Agreement to the contrary, and subject to Section 15.3 (“No Warranty Pass Through”), Spansion warrants that the Products listed in the attached Attachment A that have been shipped or will be shipped by Spansion to Fujitsu after June 29, 2009, shall operate in accordance with the data sheet specifications in the attached Attachment B, and shall be free from defects in functionality, materials and workmanship, for a period of twelve (12) months from the date that such Products are delivered to Fujitsu in accordance with Section 3.

All terms and conditions of the Agreement not specifically amended by this Amendment No. 7 shall remain unchanged and in full force and effect.

Spansion Inc.		Fujitsu Microelectronics Limited

/s/ Ahmed Nawaz		/s/ Makoto Goto

Name:	Ahmed Nawaz	Name:	Makoto Goto

Title:	Executive Vice President Worldwide Sales and Marketing	Title:	Corporate Vice President

Date:	12/18/09	Date:	10/29/2009

ATTACHMENT A

Spansion MirrorBit ORNAND™ Product List

S99MS512R0011

S99MS512R0111

S99MS01GR0011

S99MS01GR0111

S99MS02GR0011

S99MS02GR0111

S99MS01GP0110

98524SWTU

98766SWTU

ATTACHMENT B

Spansion MirrorBit ORNAND™ Data Sheet Specifications

Effective June 29, 2009

01.    S99MS02GR0010, S99MS02GR0011, S99MS02GR0110, S99MS02GR0111, 2 Gigabit (128M x 16-Bit),

2 Gigabit (256M x 8-Bit), 1.8 Volt NAND Interface Memory Based on MirrorBit® Technology Supplement, Publication Number S99MS02GR0010_11_SP, Revision 03, Issue Date October 23, 2009

02.    S99MS512R0010, S99MS512R0011, S99MS512R0110, S99MS512R0111

512 Megabit (32 M x 16-Bit), 512 Megabit (64 M x 8-Bit), 1.8 Volt NAND Interface Memory Based on MirrorBit® Technology Supplement, Publication Number S99MS512R0010_11_SP, Revision 03, Issue Date October 19, 2009

03.    S99MS01GR0010, S99MS01GR0011, S99MS01GR0110, S99MS01GR0111 1 Gigabit (64 M x 16-Bit),

1 Gigabit (128 M x 8-Bit), 1.8 Volt NAND Interface Memory Based on MirrorBit® Technology Supplement, Publication Number S99MS01GR0010_11_SP Revision 03, Issue Date October 23, 2009

04.    S98MS-R ORNANDTM Flash Family for Sorted Die, S98MS02GR00WW0209, S98MS01GR00WW0209,

S98MS512R00WW0209, S98MS02GR00WW0219, S98MS01GR00WW0219, S98MS512R00WW0219, 2 Gb/1 Gb/512 Mb, x8/x16, 1.8 Volt NAND Interface Memory Based on MirrorBit® Technology Data Sheet (Preliminary), Publication Number S98MS-R_Die Revision 03 Issue Date October 28, 2009

05.    S99MS01GP0110 and S99MS01GP0111 1 Gigabit (64 M x 16-Bit), 1 Gigabit (128 M x 8-Bit) 1.8 Volt NAND Interface Memory Based on MirrorBit® Technology Supplement, Publication Number S99MS01GP0111_SP Revision 02 Issue Date November 6, 2009

06.    S98MS-P ORNANDTM Flash Family for Sorted Die S98MS01GP00WW0209, S98MS512P00WW0209, S98MS01GP00WW0219, S98MS512P00WW0219 1 Gb/512 Mb, x8/x16, 1.8 Volt NAND Interface Memory Based on MirrorBit® Technology Data Sheet (Preliminary), Publication Number S98MS-P_Sorted_Die Revision 02 Issue Date October 28, 2009

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